Exhibit 10.8

EMERSON ELECTRIC CO. SUPPLEMENTAL EXECUTIVE SAVINGS INVESTMENT PLAN (SESIP) PARTICIPATION AGREEMENT

        I hereby acknowledge receipt of a copy of the Supplemental Executive Savings Investment Plan (SESIP). By completion of this Agreement and the accompanying Annual Election Form, I agree to comply with the terms of the Plan in all respects. I understand that all provisions of the Plan are hereby made a part of this Agreement. I understand that any amounts deferred on a pre-tax basis under the Plan will not be included as compensation under the Emerson Electric Co. Retirement Plan but will be made up by supplemental payments at retirement.

        I am a participant in the Emerson Electric Co. Employee Savings Investment Plan (ESIP), and I further elect to defer receipt of the percentage of my monthly gross compensation for calendar year ______, indicated on the accompanying Annual Election Form. In addition, beginning with calendar year _____ and for each subsequent year thereafter, I understand that I shall have the right, in my sole discretion, to make a similar Annual Election to defer receipt of a portion of my gross compensation for that year. I am, however, in no way obligated to make such an election in any year, and the failure to elect for any year will not affect my right to do so in any subsequent year.

        I understand that my Annual Election under the Plan in any calendar year must be received in the office of _______________ no later than December 1 of the preceding year to be effective, and that any Annual Election received after said date shall be of no effect for purposes of the Plan. Further, an election made for any calendar year shall be irrevocable after December 31 of the preceding calendar year.

BENEFICIARY DESIGNATION

I hereby designate my (state relationship)__________________, __________________ _____________________________________________ (state full name), whose address is ______________________________________________________________ as my Beneficiary or Beneficiaries under the Plan. However, I reserve the right to change my Beneficiary or Beneficiaries as provided in the Plan.

CHANGE OF CONTROL ELECTION

In the event of a Change of Control (as defined in SESIP), I hereby elect to receive any lump sum benefit due under SESIP: (check one box)

[ ]	Upon Change of Control

[ ]	Upon a Termination of Employment occurring after a Change of Control.

DATE	PARTICIPANT'S SIGNATURE

EMERSON ELECTRIC CO.
SUPPLEMENTAL EXECUTIVE SAVINGS INVESTMENT PLAN (SESIP)

ANNUAL ELECTION
(IRREVOCABLE)
For Calendar Year _____

A.    EMPLOYEE INFORMATION:

Full Name _____________________________________________________________________________

Home Address

SSN _________________      Badge #  ____________     Date of Birth  ____________      Hire Date  ____________

B.    CONTRIBUTION ELECTION:

1.

MATCHED CONTRIBUTIONS: I elect to defer receipt of a percentage of my gross compensation as matched contributions when contributions to the Emerson Electric Co. Employee Savings Investment Plan exceed any Internal Revenue Code limitations on contributions to the Plan.

Percentage of gross compensation to be deferred each remaining payroll period of the calendar year (check one box):

0%	1%	2%	3%	4%	5%
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

I designate these deferrals to be made (check one box):           [   ]   Before Taxes     [   ]  After Taxes

NOTE: Matched contributions do not begin until you have reached an IRS limit.

2.	SUPPLEMENTAL CONTRIBUTIONS: I elect to defer receipt of an additional percentage of my gross compensation as unmatched Supplemental Contributions (check one box):

Percentage of gross compensation to be deferred as unmatched contributions each applicable payroll period of the calendar year (check one box):

0%	1%	2%	3%	4%	5%	6%	7%	8%	9%	10%	11%	12%	13%	14%	15%
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

I designate these deferrals to be made (check one box):           [   ]   Before Taxes     [   ]  After Taxes

3.	TOTAL CONTRIBUTIONS: I designate that my total contribution (ESIP & SESIP) should equal _____% at all times

NOTE: Supplemental contributions begin January 1, and your total employee contributions cannot exceed 20%.

Date: ________________________   Employee Signature: